                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of Incorporation of Twentieth  Century Capital  Portfolios,
Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on July 31, 1996, and incorporated herein by reference).

EX-99.a2    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective  Amendment No.
24 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a3    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective  Amendment No.
5 to the  Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a4    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated September 9, 1996 (filed as Exhibit a3 to  Post-Effective  Amendment
No. 15 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a5    Articles of Amendment of Twentieth Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1c to  Post-Effective  Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on March 3, 1997, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1d to  Post-Effective  Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on March 3, 1997, and incorporated herein by reference).

EX-99.a7    Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 30, 1997 (filed as Exhibit b1e to Post-Effective  Amendment No. 8 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on May 21, 1997, and incorporated herein by reference).

EX-99.a8    Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc.,  dated May 15, 1997 (filed as Exhibit b1f to
Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the
Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a9    Articles of Merger merging RREEF Securities Fund, Inc. with and into
American Century Capital Portfolios, Inc., dated June 13, 1997 (filed as Exhibit
a8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A
of the Registrant,  File No.  33-64872,  filed on May 14, 1999, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 18, 1997 (filed as Exhibit b1g to Post-Effective  Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on February 17, 1998, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 1, 1998 (filed as Exhibit b1h to  Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on June 26, 1998, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 29, 1999 (filed as Exhibit b1i to Post-Effective  Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on December 29, 1998, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated February 16, 1999 (filed as Exhibit a12 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on May 14, 1999, and incorporated herein by reference).

EX-99.a14   Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc.,  dated May 12, 1999 (filed as Exhibit a15 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-64872,  filed on October 10, 2002, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 2, 1999 (filed as Exhibit a13 to  Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 29, 1999, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 8, 2000 (filed as Exhibit a14 to  Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 28, 2000, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 5, 2001 (filed as Exhibit a15 to Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on April 20, 2001, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2001 (filed as Exhibit a16 to Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on April 20, 2001, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated May 21, 2001 (filed as Exhibit a17 to  Post-Effective  Amendment  No.21 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 30, 2001, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 23, 2001 (filed as Exhibit a18 to  Post-Effective  Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on July 30, 2002, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 6, 2002 (filed as Exhibit a19 to Post-Effective  Amendment No. 22 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 30, 2002, and incorporated herein by reference).

EX-99.a22   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2002 (filed as Exhibit a20 to Post-Effective  Amendment No. 22 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 30, 2002, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 14, 2002 (filed as Exhibit a21 to Post-Effective  Amendment No. 22 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 30, 2002, and incorporated herein by reference).

EX-99.a24   Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc., dated June 17, 2002 (filed as Exhibit a22 to
Post-Effective  Amendment No. 22 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on July 30, 2002, and  incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated July 12, 2002 (filed as Exhibit a23 to Post-Effective  Amendment No. 22 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on July 30, 2002, and incorporated herein by reference).

EX-99.a26   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 6, 2003 (filed as Exhibit a26 to Post-Effective Amendment No. 28 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-64872,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated November 5, 2003.

EX-99.a28   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 12, 2004.

EX-99.b1    By-Laws (filed as Exhibit 2 to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-1A of the Registrant,  File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2    Amendment  to the By-Laws  (filed as Exhibit  b2b to  Post-Effective
Amendment No. 9 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  33-64872,  filed on February  17,  1998,  and  incorporated  herein by reference).

EX-99.d1    Management  Agreement with American Century  Investment  Management,
Inc., dated August 1, 1997 (filed as Exhibit b5a to Post-Effective Amendment No.
9 to the  Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d2    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated July 30,  1998  (filed as  Exhibit  b5c to
Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on June 26, 1998, and  incorporated herein by reference).

EX-99.d3    Subadvisory  Agreement  between  Barclays  Global Fund  Advisers and
American Century Investment  Management,  Inc., dated January 29, 1999 (filed as
Exhibit b5d to Post-Effective  Amendment No. 14 to the Registration Statement on
Form N-1A of the Registrant,  File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d4    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  January 29, 1999 (filed as Exhibit b5e to
Post-Effective  Amendment No. 14 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5    Amendment  to  the  Management   Agreement  with  American   Century
Investment  Management,  Inc.,  dated  July 30,  1999  (filed as  Exhibit  d6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on July 29, 1999, and  incorporated herein by reference).

EX-99.d6    Amendment No. 1 to the Management  Agreement  with American  Century
Investment  Management,  Inc.,  dated  January  1, 2000  (filed as Exhibit d7 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on July 28, 2000, and  incorporated herein by reference).

EX-99.d7    Subadvisory  Agreement  by  and  between  American  Century  Capital
Portfolios,  Inc., American Century Investment Management,  Inc. and J.P. Morgan
Investment  Management  Inc.,  dated  January  1, 2000  (filed as  Exhibit d2 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on July 28, 2000, and  incorporated herein by reference).

EX-99.d8    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  May  1,  2001  (filed  as  Exhibit  d8 to
Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of
the Registrant,  File No.  33-64872,  filed on April 20, 2001, and  incorporated herein by reference).

EX-99.d9    Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  September 3, 2002 (filed as Exhibit d9 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-64872,  filed on October 10, 2002, and incorporated herein by reference).

EX-99.d10   Addendum  to  the  Management   Agreement   with  American   Century
Investment  Management,  Inc.,  dated  August 29,  2003(filed  as Exhibit d10 to
Post-Effective  Amendment No. 28 to the  Registration  Statement on Form N-1A of
the Registrant,  File No.  33-64872,  filed on August 28, 2003, and incorporated herein by reference).

EX-99.d11   Amendment No. 2 to the Management  Agreement  with American  Century
Investment  Management,  Inc.,  dated  August 1, 2003  (filed as Exhibit  d11 to
Post-Effective  Amendment No. 29 to the  Registration  Statement on Form N-1A of
the Registrant,  File No.  33-64872,  filed on January 5, 2004, and incorporated herein by reference).

EX-99.d12   Addendum  to  the  Management   Agreement   with  American   Century
Investment Management, Inc., dated February 27, 2004.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No. 333-46922,  filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated as of August 1, 1993 (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608,  filed on January 30, 2004, and incorporated  herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated October 1,
2003  (filed  as  Exhibit  h10  to  Post-Effective   Amendment  No.  40  to  the
Registration  Statement on Form N-1A of American Century  Municipal Trust,  File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to
Post-Effective  Amendment No. 99 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 103 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on December 1,
2003, and incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated November 25, 2002 (filed as Exhibit
j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of American Century Mutual Funds, Inc., File No. 2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872,
filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15b  to
Post-Effective  Amendment No. 77 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds,  Inc., File No. 2-14213,  filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment No. 78 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
1998, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on June 26, 1998, and  incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment No. 12 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242,  filed on November
13, 1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment No. 83 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
1999, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  33-64872,  filed  on  July  29,  1999,  and  incorporated  herein  by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29,
1999, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement on Form N-1A of American Century
World  Mutual  Funds,  Inc.,  File  No.  33-39242,  filed on May 24,  2000,  and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment No. 94 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 13,
2001, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on October
1, 2002, and incorporated herein by reference).

EX-99.m13   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated March 1, 2001 (filed as Exhibit m11 to  Post-Effective  Amendment
No. 24 to the  Registration  Statement  on Form N-1A of American  Century  World
Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  April  30,  2001  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C Class),  dated  September  3, 2002  (filed as  Exhibit  m15 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on October
1, 2002, and incorporated herein by reference).

EX-99.m16   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated February 27, 2004 (filed as Exhibit
m16 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February
26, 2004, and incorporated herein by reference).

EX-99.m17   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m18   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (A Class),  dated as of February  27, 2004 (filed as
Exhibit m18 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.m19   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m20   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (B Class),  dated as of February  27, 2004 (filed as
Exhibit m20 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.m21   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No. 17 to the Registration  Statement on Form N-1A of American Century Strategic
Asset  Allocations,  Inc.,  File No.  33-79482,  filed on August 28,  2003,  and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No.  2-91229,  filed on  December  23,  2002,  and  incorporated  herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds,  Inc.,  File No.  2-14213,  filed on February 26, 2004, and  incorporated herein by reference).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.p2    Barclays  Code of Ethics  (filed  as  Exhibit  p2 to  Post-Effective
Amendment No. 30 to the Registration  Statement on Form N-1A of American Century
Variable  Portfolios,  Inc.,  File No.  33-14567,  filed on April 12, 2001,  and incorporated herein by reference).

EX-99.p3    J.P.  Morgan  Investment  Management,  Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective  Amendment No. 20 to the Registration  Statement on
Form N-1A of the  Registrant,  File No.  33-64872,  filed on April 20, 2001, and incorporated herein by reference).